SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


     Date of Report (date of earliest event reported):  DECEMBER 17, 2003



                              PSB HOLDINGS, INC.

            (Exact name of registrant as specified in its charter)



        WISCONSIN                   0-26480                   39-1804877
     (State or other           (Commission File              (IRS Employer
     jurisdiction of                Number)                 Identification
     incorporation)                                             Number)


                            1905 W. STEWART AVENUE
                               WAUSAU, WI 54401

         (Address of principal executive offices, including Zip Code)

                                (715) 842-2191
              Registrant's telephone number, including area code


                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

      On December 17, 2003, PSB Holdings, Inc. announced a cash dividend of $.30 per share followed by a 5% stock dividend, each payable January 29, 2004 to shareholders of record as of January 6, 2004. The cash dividend is payable on shares issued and outstanding prior to the stock dividend.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (C)   EXHIBITS

            99.1  Press release dated December 17, 2003

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PSB HOLDINGS, INC.



Date:  December 17, 2003            By:    SCOTT M. CATTANACH
                                           Scott M. Cattanach
                                           Treasurer



                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                              PSB HOLDINGS, INC.
                            DATED DECEMBER 17, 2003
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))




99.1  PRESS RELEASE DATED DECEMBER 17, 2003